Exhibit 10.33

FIRST AMENDMENT TO THE JOINT VENTURE AGREEMENT

This Agreement is entered into as of the 15th day of March, 2002 by and among:

Ciphergen Biosystems, Inc., a California corporation located at 6611 Dumbarton Circle, Fremont, CA 94555, U.S.A. (“CBI”);

Sumitomo Corporation, a Japanese corporation located at 1-8-11 Harumi, Chuo-ku, Tokyo 104-8610, Japan (“SC”);

SC Biosciences Corporation, a Japanese corporation located at 2-2-11 Shiba-Daimon, Minato-ku, Tokyo 105-0012, Japan (“SCB”); and

Ciphergen Biosystems K.K., a Japanese corporation located at 2-2-11 Shiba-Daimon, Minato-ku, Tokyo 105-0012, Japan (“CBK”).

Recitals:

(A)                                      CBI and SC have entered into Joint Venture Agreement dated January 25, 1999 (hereinafter the “Original Agreement”);

(B)                                        CBK has agreed to be bound by the Original Agreement;

(C)                                        SC transferred all of its Shares to SCB, a SC Affiliate and accordingly assigned the Original Agreement and rights and duties thereunder to SCB as of October 2, 2000;

(D)                                       The parties hereto desire to amend certain provisions of the Original Agreement as hereinafter set forth.

NOW, THEREFORE, the parties hereto agree to amend the Original Agreement as follows:

1.  DEFINITIONS

All terms used herein, except as defined herein, shall have the meanings ascribed in the Original Agreement.

2. Confirmation of Approval on SC’s Assignment to SCB

CBI hereby confirms its approval on transfer of Shares from SC to SCB and assignment and delegation of SC’s rights and duties (including, but not limited to, the SC’s Support under Section 3.2 of the Original Agreement) to SCB.

CBK hereby confirms that its Board approved by its resolution dated September 14, 2000 on such transfer of Shares from SC to SCB and assignment and delegation of SC’s rights and duties (including, but not limited to, the SC’s Support under Section 3.2 of the Original Agreement) to SCB.

3. Binding Effect on SCB

SCB agrees to be bound by the Original Agreement as if it were the original party to the Original Agreement.

4.  EFFECT OF AMENDMENT

The amendments to the Original Agreement hereby made shall become retroactively effective from October 2, 2000. Except as specifically provided herein, the Original Agreement, as amended hereby, remains in full force and effect, and each reference “hereby”, “hereof” and words of similar import shall refer to the Original Agreement, as amended hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Ciphergen Biosystems, Inc.

By:
Name:	William E. Rich
Title:	President & C.E.O.

Sumitomo Corporation

By:
Name:	Shuichi Mori
Title:	Corporate Officer, General Manager, Machinery & Electric Systems Division

SC BioSciences Corporation

By:
Name:	Toru Umehara
Title:	President

Ciphergen Biosystems K.K.

By:
Name:	Toru Umehara
Title:	President